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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 7, 2022 (February 4, 2022)
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Realogy Holdings Corp.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35674	20-8050955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
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Realogy Group LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-148153	20-4381990
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
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175 Park Avenue
Madison, NJ 07940
(Address of principal executive offices) (Zip Code)
(973) 407-2000
(Registrant’s telephone number, including area code)
None
(Former name or former address if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Realogy Holdings Corp.	Common Stock, par value $0.01 per share	RLGY	New York Stock Exchange
Realogy Group LLC	None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐
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Item 1.02 Termination of a Material Definitive Agreement.
Consistent with its prior disclosures, on February 4, 2022, Realogy Group LLC ("Realogy Group"), an indirect wholly owned subsidiary of Realogy Holdings Corp. ("Realogy Holdings"), utilized the net proceeds from the offering of the 5.250% Senior Notes due 2030 consummated in January 2022, together with cash on hand, to redeem the:
•$550 million aggregate principal amount of outstanding 9.375% Senior Notes due 2027 (the "9.375% Senior Notes") in accordance with the terms and provisions of the indenture governing the 9.375% Senior Notes, dated as of March 29, 2019 (as supplemented, the "9.375% Senior Notes Indenture") among Realogy Group, Realogy Holdings, Realogy Co-Issuer Corp., as co-issuer ("Realogy Co-Issuer"), the subsidiary guarantors party thereto, and The Bank of New York Mellon Trust Company, N.A. as trustee (the "Trustee"), at a redemption price equal to 100% of the principal amount of each such 9.375% Senior Note, plus the Applicable Premium (as defined in the 9.375% Senior Notes Indenture), together with accrued and unpaid interest, for total consideration of approximately $613 million; and
•$550 million aggregate principal amount of outstanding 7.625% Senior Secured Second Lien Notes due 2025 (the "7.625% Senior Secured Second Lien Notes") in accordance with the terms and provisions of the indenture governing the 7.625% Senior Secured Second Lien Notes, dated as of June 16, 2020 (as supplemented, the "7.625% Senior Secured Second Lien Notes Indenture") among Realogy Group, Realogy Holdings, Realogy Co-Issuer, Realogy Intermediate Holdings LLC ("Realogy Intermediate"), the subsidiary guarantors party thereto, and the Trustee, at a redemption price equal to 100% of the principal amount of each such 7.625% Senior Secured Second Lien Note, plus the Applicable Premium (as defined in the 7.625% Senior Secured Second Lien Notes Indenture), together with accrued and unpaid interest, for total consideration of approximately $589 million.
Immediately following such redemptions, Realogy Group cancelled the 9.375% Senior Notes and 7.625% Senior Secured Second Lien Notes and discharged the 9.375% Senior Notes Indenture and the 7.625% Senior Secured Second Lien Notes Indenture in accordance with their terms. Likewise, the Collateral Agreement, dated as of June 16, 2020, among Realogy Intermediate, as Guarantor, Realogy Group, each other grantor party thereto and the Trustee, terminated in accordance with its terms.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY HOLDINGS CORP.

By:	/s/ Charlotte C. Simonelli
Charlotte C. Simonelli, Executive Vice President, Chief Financial Officer and Treasurer
Date: February 7, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY GROUP LLC

By:	/s/ Charlotte C. Simonelli
Charlotte C. Simonelli, Executive Vice President, Chief Financial Officer and Treasurer
Date: February 7, 2022